U.S. National Library of Medicine

ClinicalTrials.gov

COVID-19: Nasal and Salivary Detection of the SARS-CoV-2 Virus After Antiviral Mouthrinses (BBCovid)

ClinicalTrials.gov Identifier: NCT04352959

Recruitment Status : Recruiting
First Posted : April 20, 2020
Last Update Posted : July 15, 2020

See **Contacts and Locations**

Sponsor:
Claude Bernard University

Collaborators:
University Hospital, Tours
University Hospital, Montpellier
Hospices Civils de Lyon

Information provided by (Responsible Party):
Carrouel Florence, Claude Bernard University

Study Details | **Tabular View** | **No Results Posted** | Disclaimer | How to Read a Study Record

Study Description

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Brief Summary:

Given the current lack of effective COVID-19 treatment, it is necessary to explore alternative methods to contain the spread of the infection, focusing in particular on its mode of transmission. The modes of person-to-person transmission of SARS-CoV-2 are direct transmission, such as sneezing, coughing, transmission through inhalation of small droplets, and transmission through contact, such as contact with nasal, oral and eye mucous membranes. SARS-CoV-2 can also be transmitted directly or indirectly through saliva. The use of antiviral mouthrinses may be used as adjunctive therapy.

Condition or disease	Intervention/treatment	Phase
COVID19 Mouthwash Saliva	Device: mouthrinse with bêta-cyclodextrin and citrox Device: mouthrinse without bêta-cyclodextrin and citrox	Not Applicable

Study Design

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Study Type :

Interventional (Clinical Trial)

Estimated Enrollment :

178 participants

Allocation:

Randomized

Intervention Model:

Parallel Assignment

Masking:

Triple (Participant, Care Provider, Investigator)

Primary Purpose:

Prevention

Official Title:

COVID-19: Nasal and Salivary Detection of the SARS-CoV-2 Virus After Antiviral Mouthrinses: Double-blind, Randomized, Placebo-controlled Clinical Study

Actual Study Start Date :

April 27, 2020

Estimated Primary Completion Date :

November 20, 2020

Estimated Study Completion Date :
December 20, 2020

Arms and Interventions

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Arm	Intervention/treatment
Active Comparator: mouth rinse with antiviral	Device: mouthrinse with bêta-cyclodextrin and citrox 3 daily mouthrinses for 7 days
Placebo Comparator: mouth rinse without antiviral	Device: mouthrinse without bêta-cyclodextrin and citrox 3 daily mouthrinses for 7 days

Outcome Measures

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Primary Outcome Measures :

1. Change from Baseline amount of SARS-CoV-2 in salivary samples at 7 days [Time Frame: 7 days]

   Quantitative PCR experiments will be performed and a quantitative analysis of the salivary samples will be made

Secondary Outcome Measures :

1. Change from Baseline amount of SARS-CoV-2 virus in nasal samples at 7 days [Time Frame: 7 days]

   Quantitative PCR experiments will be performed and a quantitative analysis of the nasal samples will be made

Eligibility Criteria

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Information from the National Library of Medicine

NIH NLM

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Ages Eligible for Study:

18 Years to 70 Years (Adult, Older Adult)

Sexes Eligible for Study:

All

Accepts Healthy Volunteers:

No

Criteria

Inclusion Criteria:

- Clinical diagnosis of Covid-19 infection by the patient's general practitioner and hospital doctor
- Clinical signs started less than 48 hours ago.
- Virological confirmation: not necessary but possible.
- Understanding and acceptance of the trial.
- Written agreement to participate in the trial

Exclusion Criteria:

- Pregnancy
- Breastfeeding
- Inability to comply with protocol
- Lack of written agreement

Contacts and Locations

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Information from the National Library of Medicine

NIH NLM

To learn more about this study, you or your doctor may contact the study research staff using the contact information provided by the sponsor.

Please refer to this study by its ClinicalTrials.gov identifier (NCT number): ***NCT04352959***

Contacts

Contact: florence Carrouel, PhD 0478785745 florence.carrouel@univ-lyon1.fr

Locations

France

Chu Tours **Recruiting**

Chambray-lès-Tours, France, 37170

Contact: Frédérique Denis, PhD frederic.denis@chu-tours.fr

CH Emile Roux **Recruiting**

Le Puy en Velay, France, 43000

Contact: Sophie Lengagne 0471043704 sophlengagne@gmail.com

Sponsors and Collaborators

Claude Bernard University

University Hospital, Tours

University Hospital, Montpellier

Hospices Civils de Lyon

More Information

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Publications:

Carrouel F, Conte MP, Fisher J, Gonçalves LS, Dussart C, Llodra JC, Bourgeois D. COVID-19: A Recommendation to Examine the Effect of Mouthrinses with β-Cyclodextrin Combined with Citrox in Preventing Infection and Progression. J Clin Med. 2020 Apr 15;9(4). pii: E1126. doi: 10.3390/jcm9041126.

Responsible Party:

Carrouel Florence, Associate professor, Claude Bernard University

ClinicalTrials.gov Identifier:

NCT04352959 History of ChangesHistory of Changes

Other Study ID Numbers:

BBCovid

First Posted:

April 20, 2020 Key Record Dates

Last Update Posted:

July 15, 2020

Last Verified:

July 2020

Studies a U.S. FDA-regulated Drug Product:

No

Studies a U.S. FDA-regulated Device Product:

No

Keywords provided by Carrouel Florence, Claude Bernard University:

covid19
SRAS-CoV-2
mouthrinses
antiviral
bêta-cyclodextrin
citrox

Additional relevant MeSH terms:

Betadex
Sequestering Agents
Molecular Mechanisms of Pharmacological Action